UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                                December 16, 2004
                Date of Report (Date of earliest event reported)


                                    VIAD CORP
             (Exact name of registrant as specified in its charter)



         DELAWARE                   001-11015                  36-1169950
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)


   1850 North Central Avenue, Suite 800, Phoenix, Arizona       85004-4545
           (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (602) 207-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01  REGULATION FD DISCLOSURE

On December 16, 2004, Viad Corp (the "Company") issued a press release announcing the Company's outlook for 2005 during an investor/analyst meeting being held on December 16, 2004. A copy of the Company's press release is furnished herewith as Exhibit 99 and is incorporated by reference herein.

The information in this current report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Not applicable.

     (b)   Not applicable.

     (c)   Exhibits

           99 - Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               VIAD CORP
                                               (Registrant)


December 16, 2004                              By: /s/ G. Michael Latta
                                                   -----------------------------
                                               G. Michael Latta
                                               Vice President - Controller
                                               (Chief Accounting Officer and
                                               Authorized Signer)